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                                                                   Exhibit 10.29

                              AMERICAN PLAZA LEASE

This Lease Agreement is made and entered into by and between K-Twelve, Ltd, a Texas limited partnership ("Lessor"), and U.S. Filter ("Lessee").

In consideration of the mutual covenants and agreements set forth in this lease, and other good and valuable consideration, Lessor does hereby demise and lease to Lessee, and Lessee does hereby lease from Lessor, the suite of offices ("the premises" or "the leased premises") comprising not less than Thirteen Thousand One Hundred Twenty-Two (13,122) usable square feet of space, located on the 6th floor of the American Plaza Building ("the building") and more particularly described in Exhibit A attached to this lease.

                                ARTICLE 1- TERM

1.01. Primary Term of Lease. The primary term of this lease shall be four (4) years. The primary term of this lease commences July 1, 1999, and expires June 30, 2003, unless sooner terminated or extended as provided in this lease.

1.02. Holdover. Should Lessee continue to occupy the Premises after expiration of the primary term of this lease or any extension thereof, or after any early termination as provided herein, such tenancy shall (without limitation on any of Landlord's rights or remedies therefor) be on at sufferance from month-to-month at a minimum monthly rent equal to 1.3 times the total of all rent payable for the last month of the term of this lease.

                                ARTICLE 2 - RENT

2.01. Basic Rent. Lessee will pay to Lessor the sum of $16,599.33 per month, from the commencement of the term of this lease and continuing throughout June 30, 2003. Rent for any extended terms will be as set forth in Exhibit B.

2.02. Additional Rent. In the event that operating costs exceed the $4.00 per square foot of rentable area per year budgeted figure, Lessee agrees to pay his proportionate share of these expenses on the basis of the space occupied by Lessee as a percentage of total space occupied by other Lessees in the building provided that if the rentable area is less than 75% occupied, Lessee's proportionate share shall be based upon the space occupied by Lessee as a percentage of 75% of the total rentable area. This expenditure includes, but is not limited to, such costs as utilities, janitorial, repairs, maintenance, replacements, materials, supplies, administration, insurance, Real Estate and other taxes.



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                          ARTICLE 3 -- USE OF PREMISES

3.01. Permitted Use. Lessee will use the leased premises only for executive or professional and general business office purposes, unless Lessor shall give Lessee prior written consent for a different use.

3.02. Insurance Hazards. Lessee shall not use, or permit the use of, the premises in any manner that will cause a cancellation of, or an increase in, the existing rates for fire, liability, or other insurance policies insuring the premises or any improvements on the premises, or insuring the Lessor for any liability in connection with ownership of the premises.

3.03. Waste, Nuisance, or Illegal Uses. Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance. Nor shall Lessee use, or permit the use of, the premises for any illegal purpose. Lessee at its own expense will comply, and will cause its officers, employees, agents, and invitees to comply, with all applicable laws and governmental agencies concerning the use of the premises.

3.04. Use of Common Areas. Restrooms, elevators, stairs, hallways, lobbies, parking lots, courtyards, walkways, and all other common areas of the Building are for the joint use of Lessee and the other tenants of the Building. Lessee and its officers, employees, agents, and invitees will use such common areas in a reasonable, orderly, and sanitary manner in cooperation with all other tenants and their officers, employees, agents, and invitees.

3.05. Consideration for Other Tenants. Lessee will conduct itself, and will cause its officers, employees, agents, and invitees to conduct themselves, with full regard for the rights, convenience, and welfare of all other tenants in the Building.

               ARTICLE 4 -- SERVICES, MAINTENANCE, AND SURRENDER

4.01.  Services and Maintenance by Lessor:

       A.  Lessor agrees that it shall:

                (1) Keep the Building open from 7:00 a.m. to 7:00 p.m. Monday through Friday and 7:00 a.m. to 2:00 p.m. Saturday, except for holidays. For purposes of this lease, the term "Holiday" shall mean New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day and Christmas Day of each year during the term. Lessee, its agents, employees, and invitees shall have access to the Premises during all other hours subject to compliance with such security measures as shall from time to time be in effect for the Building.

                (2) Furnish heat and air conditioning necessary, in Lessor's reasonable judgment, for comfortable occupancy of the Premises, Monday through Friday from 7:00 a.m. to 6:00 p.m. and on Saturday from 8:00 a.m. to 1:00 p.m. except on holidays. Heat and air conditioning required by Lessee at other times shall


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                     be paid for by Lessee to Lessor, promptly upon billing, at a rate of $20 per hour with a minimum charge of 2 hours per use.

                (3) Provide passenger elevator service to the Premises daily except on Sundays and holidays from 7:00 a.m. to 6:00 p.m., with at least one elevator subject to call at all other times; however, Lessor may suspend all elevator use at any time or times for the purpose of making such repairs and improvements thereto as Lessor deems desirable without liability to Lessee or anyone else for any interruption of elevator service however caused.

                (4) Provide normal janitorial service to the Premises. Any additional or specialized janitorial service desired by Lessee shall be provided by Lessee at Lessee's expense.

                (5) Make all structural repairs to the Building and all repairs which, in Lessor's sole judgment, may be needed to the mechanical, electrical, and plumbing systems in the Premises, excluding repairs to any non-Building standard fixtures or other improvements installed or made by or at the request of Lessee. In the event that any repair or replacement is required by reason of the negligence or abuse of Lessee or its agents, employees, or invitees or of any other person using the Premises with Lessee's consent, express or implied, Lessor may make such repair and add the cost thereof to the next monthly installment of rent thereafter becoming due unless Lessor shall have actually recovered such costs through proceeds.

                (6) Provide water for drinking, lavatory and toilet purposes drawn through fixtures installed by Lessor.

                (7) Furnish the Premises with electric current for normal office needs, and for heating and air conditioning. Replace standard light bulbs and fluorescent tubes in the Building's standard fixtures when required. The cost of such light bulbs and tubes shall be paid by Lessee to Lessor as invoiced. Lessee shall have the right to install electrically operated office equipment including PC computers and other standard office machines. If Lessee requires the use of electrical equipment with power consumption higher than ordinary business office consumption, Lessee agrees to pay all additional electrical power consumption charges. Lessee shall not install any equipment which would or might necessitate any changes, replacements, or additions to the water system, plumbing system, heating system, air conditioning system or the electrical system, without the prior written consent of the Lessor and, in the event such consent is granted, the cost of such replacements, changes or additions shall be paid by the Lessee.

            B. It is understood and agreed that Lessor does not warrant that any of the services referred to in this Section will be free from interruption from causes beyond the control of Lessor. No interruption of service shall ever be deemed an eviction or


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       disturbance of Lessee or render Lessor liable to Lessee for damages, by abatement of rent or otherwise, or relieve Lessee from performance of any of Lessor's obligations under this lease, unless Lessor after reasonable notice and opportunity to perform, shall willfully and without cause fail or refuse to take action within Lessor's reasonable control to restore such service.

4.02 Maintenance and Surrender by Lessee. Except as provided in 4.01, Lessee shall maintain the leased premises throughout the primary lease term, and any extensions of that term, and keep them free from waste or nuisance. At the termination of the lease, Lessee shall deliver the premises in as good a state of repair and condition as they were in at the time Lessor delivered possession to Lessee, reasonable wear and tear and damage by fire, tornado, or other casualty excepted.


                     ARTICLE 5 - TAXES ON LESSEE'S PROPERTY

Lessor shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by lessee in or on the premises. If any such taxes for which Lessee is liable are levied or assessed against Lessor or Lessor's property, and if Lessor elects to pay the same, or if the assessed value of Lessor's property is increased by inclusion of the personal property, furniture, or fixtures placed by Lessee in the premises, and Lessor elects to pay the taxes based on such increase, Lessee shall pay to Lessor upon demand that part of such taxes for which Lessee is primarily liable under this article.


         ARTICLE 6 - ALTERATIONS, ADDITIONS, IMPROVEMENTS, AND FIXTURES

6.01 Consent of Lessor. Lessee shall not make any alterations, additions, or improvements to the leased premises without the prior written consent of Lessor. Consent for nonstructural alterations, additions, or improvements shall not be unreasonably withheld by Lessor.

6.02 Property of Lessor. All alterations, additions, or improvements made by Lessee shall become the property of Lessor at the termination of this lease; however, Lessee shall promptly remove, if Lessor so elects, all alterations, additions, and improvements and any other property placed in or on the Premises by Lessee, and Lessee shall repair any damage caused by such removal.

6.03 Trade Fixtures. Lessee shall have the right at all times to erect or install furniture and fixtures, provided that Lessee complies with all applicable governmental laws, ordinances, and regulations. Lessee shall have the right to remove such items at the termination of this lease, provided Lessee is not in default at that time and the fixtures can be removed without structural damage to the premises. Prior to the termination of this lease, Lessee must repair any damage caused by removal of any fixtures. Any furniture or fixtures that have not been removed by Lessee at the termination of this lease shall be deemed abandoned by Lessee and shall automatically become the property of the Lessor.




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                       ARTICLE 7 - DAMAGE OR DESTRUCTION

In case of damage to the Premises or the Building by fire or other casualty, Lessee shall give immediate notice thereof to Lessor. Excluding as elsewhere herein provided, Lessor shall thereupon cause the damage to be repaired with reasonable speed, at the expense of the Lessor, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Lessor. To the extent and for the time that the Premises are thereby rendered untenantable, the rent shall be proportionately abated, except that, where the fire or other casualty has been caused by Lessee, or its agents or employees, here shall be no abatement of rent. If a dispute arises as to the amount of such abatement, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover any excess payment. In the event the damage shall be so extensive that Lessor shall decide not to repair or rebuild, Lessor shall so notify Lessee in writing and this Lease shall terminate as of a date specified in such notice, but not later than ninety (90) days thereafter, and the rent (taking into account any abatement as aforesaid) shall be adjusted to the termination date, and Lessee shall thereupon promptly vacate the Premises by such date.


                            ARTICLE 8 - CONDEMNATION

8.01 Total Condemnation. If during the term of this lease, or any extension or renewal of the lease, all of the leased premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate, and the rent shall be abated during the unexpired portion of this lease, effective as of the date of the taking of the premises by the condemning authority.

8.02 Partial Condemnation. If less than all, but more than twenty (20) percent, of the leased premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or is sold to the condemning authority under threat or condemnation, either party may terminate the lease by giving written notice to the other party within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation.

If the leased premises are partially condemned and neither party elects to terminate the lease or, if less than twenty (20) percent of the leased premises is condemned, this lease shall not terminate, but the rent shall be adjusted equitably during the unexpired portion of this lease.

8.03 Condemnation Award. Lessor shall receive the entire award from any condemnation, and Lessee shall have no claim to that award or for the value of any unexpired term of this lease.




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                       ARTICLE 9 - RULES AND REGULATIONS

Lessee and Lessee's officers, employees, agents, and invitees, will comply fully with all of the rules and regulations of the Building and related facilities. These rules and regulations are attached to this lease as Exhibit C. Lessor shall at all times have the right to make reasonable changes, additions, or deletions to these rules and regulations for the purpose of ensuring or enhancing the safety, care, cleanliness, maintenance, or preservation of the Building and related facilities and premises, as well as for the purpose of preserving good order in and on the Building and its related facilities and premises. Lessee and its officers, employees, agents, and invitees will be bound by any such changes, additions, or deletions to the rules and regulations upon receipt by Lessee of written notice from Lessor setting forth the change, addition, or deletion. Lessee shall be responsible for the compliance of its officers, agents, and invitees with all such rules and regulations.

                       ARTICLE 10 - INSPECTION BY LESSOR

Lessor and its officers, agents, employees, and representatives shall have the right to enter into and upon any and all parts of the leased premises at all reasonable hours for purposes of inspection, cleaning, maintenance, repairs, alterations, or additions as Lessor may deem necessary (but without any obligations to perform any of these functions except as expressly provided in this lease), or to show the premises to prospective tenants, purchasers, or lenders. Lessee shall not be entitled to any abatement or reduction of rent by reason of the entry of Lessor or any of its officers, agents, representatives, or employees pursuant to this article, nor shall such entry be deemed an actual or constructive eviction.

                          ARTICLE 11 - MECHANIC'S LIEN

Lessee will not permit any mechanic's lien or liens to be placed upon the leased premises or upon improvements on the premises. If a mechanic's lien is filed on the leased premises or on improvements on the leased premises, Lessee will promptly pay the lien. If default in payment of the lien continues for twenty
(20) days after written notice from Lessor to Lessee, Lessor may, at its option, pay the lien or any portion of it without inquiry as to its validity. Any amounts paid by Lessor to remove a mechanic's lien caused to be filed against the premises or against improvements on the premises by Lessee, including expenses and interest, shall be due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of notice, together with interest at ten (10) percent per annum until repaid.

                             ARTICLE 12 - INDEMNITY

Lessee agrees to indemnify, defend, and save harmless Lessor, its partners and its building manager and their officers, employees and agents from suits, actions, damages, liability and expenses (including reasonable attorney's fees) in connection with loss of life, bodily or personal injury or property damage arising from any cause whatsoever unless such loss of life, injury or property damage is the result of the willful and gross negligence of Lessor, its building manager or their officers, employees and agents. Lessor, its building manager and their officers, employees and agents shall not be liable for

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Lessee for any such damage or loss, whether or not the result of their willful and gross negligence, to the extent Lessee is compensated therefor by Lessee's insurance. Lessee shall and does hereby indemnify, defend and hold Lessor harmless of and from all loss or liability incurred by Lessor in connection with any failure of Lessee to fully perform Lessee's obligations under this Lease or in connection with any personal injury or damage of any type or nature occurring in or resulting out of Lessee's use of the Premises.

                      ARTICLE 13 - ASSIGNMENT AND SUBLEASE

13.01. Assignments and Subletting by Lessee. Lessee will not assign, mortgage, or pledge this Lease, by operation of law or otherwise, or sublease the whole or any part of the Premises, or permit the Premises to be used by others, without the prior written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one assignment or sublease or other use shall not be construed as meaning consent to further assignments or subleases or use by others. Any assignment, sublease or use by others approved by Lessor shall be subject to all of the terms and conditions of this lease and Lessee shall at all times remain liable to Lessor for the payment of all rent provided herein and for compliance with and performance of all obligations imposed upon Lessee by the provisions of this Lease. Any transfer by sale, encumbrance, or otherwise of a majority of Lessee's issued and outstanding stock, (if Lessee is a corporation), or any lawful levy or sale on execution or other legal process, or any assignment or sale in bankruptcy or insolvency or under any compulsory procedure, shall be deemed an assignment within the meaning of this section.

13.02. Assignment by Lessor. Lesser is expressly given the right to assign any or all of its interest under the terms of this Lease.

                              ARTICLE 14 - DEFAULT

14.01. Lessee's Default.

       A. The following events shall be an event of default by Lessee hereunder ("Event of Default"):


           (1) Lessee's failure to pay any installment of rent, or any other sums of money due to Lessor under the terms of this Lease, within ten (10) days after the same is due and payable;


           (2) Lessee's failure to comply with any term, provision, or condition of this Lease, other than the payment of rent, or other sum provided for above, which failure should continue for a period of ten (10) days after written notice to Lessee;

           (3) Lessee's making a transfer in fraud of creditors or making an assignment for the benefit of creditors;


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           (4)  Lessee's making an application to be adjudicated a bankrupt or for a Bankruptcy Act Chapter XI arrangement or the filing of involuntary bankruptcy proceedings against Lessee;

           (5) Adjudication of Lessee as a bankrupt, through either voluntary or involuntary proceedings, which shall immediately terminate this Lease without notice;

           (6) The appointment of a receiver for all or substantially all of the assets of Lessee; or

           (7)  Lessee's abandonment of any substantial portion of the Premises.

        B. Failure of Lessor to declare any Event of Default immediately upon occurrence thereof shall not constitute a waiver by Lessor of such default, but Lessor shall have the right to declare any such default at any time, and to take such action, in law or in equity, as may be lawful or authorized under this Lease.

14.02. Lessor's Remedies.

        A. Upon the occurrence of any event of default specified in 14.01, Lessor shall have the option to pursue any one or more of the following remedies:

           (1) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the premises to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy that it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Lessee and any other person who may be occupying the premises or any part thereof. Lessee agrees to pay Lessor on demand the amount of all loss and damage that Lessor suffers by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

           (2) Lessor may enter upon and take possession of the premises and expel or remove Lessee and any other person who may be occupying the premises or any part of them, relet the premises on such terms as Lessor deems advisable, and receive the rent for the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of such reletting.

           (3) Lessor may enter upon the premises, and do whatever Lessee is obligated to do under the terms of this Lease to correct the default. Lessee agrees to reimburse Lessor on demand for any expenses that Lessor may incur in effecting compliance with Lessee's obligations under this lease in this manner, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action.

        B. No reentry or taking possession of the premises by Lessor shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be


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               given to Lessee. Notwithstanding any such reletting or reentry or taking possession, Lessor may at any time thereafter elect to terminate this lease for a previous default. The loss or damage that Lessor may suffer by reason of termination of this lease, or the deficiency from may reletting as provided for above, shall include the expenses of repossession.

14.03. Lessee's Remedies. After notice to Lessor of a default in furnishing or paying for any utilities, services or facilities to be furnished Lessee hereunder and failure of Lessor to cure such default within a reasonable time specified by Lessee in the notice, Lessee may cure such default and invoice Lessor therefor and Lessor shall reimburse Lessee within thirty (30) days after receipt of the invoice, failing which Lessee may deduct any costs and expenses incurred by Lessee therefor from the rent due and to become due hereunder.

14.04. Waiver of Default. No waiver by either party of any default or violation or breach of any of the terms, provisions, and covenants contained in this lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants of the lease. Forbearance by either party to enforce one or more of the remedies provided in this lease by law upon an event of default shall not be deemed or construed constitute a waiver of such default. Lessor's acceptance of remedies following an event of default under this lease shall not be construed as Lessor's waiver of the default.

14.05. Surrender of Premises. No act or thing done by Lessor or its agents during the lease term shall be deemed an acceptance of surrender of the premises, and no agreement to accept a surrender of the premises shall be valid unless the same is in writing as subscribed by Lessor.

                           ARTICLE 15 - MISCELLANEOUS

15.01. Mortgages. Lessee accepts this lease subject to deeds of trust, security interests, or mortgages that might now or later constitute a lien upon the Building or on improvements in the Building or on the leased premises. Lessee must, on demand, execute any instruments, releases, or other documents that are required by mortgagee for the purpose of subjecting and subordinating this lien to the lien of any such deed of trust, security interest, or mortgage constituting a lien on the Building or improvements in the Building the leased premises, Lessor has the right to waive the applicability of this section so that this lease will not be subject and subordinate to any such deed of trust, security interest, or mortgage.

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15.02.  Notices and Addresses. All notices to be given under this agreement shall be given by certified mail or registered mail addressed to the proper party, at the following addresses:

                                    Lessor:       K-Twelve, Ltd.
                                                  200 W. Highway 6, Ste 210
                                                  Waco, Texas 76712

                                    Lessee:       U.S. Filter
                                                  P.O. Box 8328
                                                  Waco, Texas 76714

            Either party may change the address to which notices are to be sent giving the other party notice of the new address in the manner provided in this section.


15.03. Parties Bound. This agreement shall be binding upon, inure to the benefit of, the parties to the agreement and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted by this agreement.

15.04. Texas Law to Apply. This agreement shall be construed under, and in accordance with, the laws of the State of Texas, and obligations of the parties created by this agreement are performable in McLennan County, Texas.

15.05. Legal Construction. In case any one or more of the provisions contained in this agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity illegality, or unenforceability shall not affect any other provisions of the agreement, and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been included in the agreement.

15.06. Prior Agreements superseded. This agreement constitutes the sole and only agreement of the parties and this agreement supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this agreement.

15.07. Amendment. No amendment, modification, or alteration of the terms of this agreement shall be binding unless the same is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

15.08. Joint and Several Liability. If there is more than one Lessee, the obligations imposed upon Lessees by virtue of this lease shall be joint and several. If there is a guarantor of Lessee's obligations under this lease, the obligations imposed upon Lessee shall be the joint and several obligations of Lessee and the guarantor. Lessor need not first proceed against Lessee before proceeding against the guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever.


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15.09.  Rights and Remedies Cumulative. The rights and remedies provided by this lease agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. These rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

15.10. Attorney's Fees and Costs. If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its rights under this lease, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the lease.

15.11. Force Majeure. Neither Lessor nor Lessee shall be required to perform any term, condition, or covenant in this lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or overcome.

15.12. Zoning. Lessor represents that the Real Property upon which the Building is located is now zoned to permit use and occupancy as a general office building. In the event, however, Lessor is ever enjoined or threatened to be enjoined from so using such Real Property due to any changes in such zoning or due to any violation or asserted violation of applicable building codes and other laws and regulations, Lessor shall notify Lessee of such pending or threatened matters and the Lessor shall have the option, upon ninety (90) days written notice to Lessor, to terminate this lease.

15.13.  Time of Essence. Time is of the essence of this agreement.

15.14. Incorporation of Exhibits. All exhibits attached hereto are incorporated herein and made a part hereof as though fully set out in the lease.

15.15. Smoke Free Building. Lessee agrees that Lessee's officers, employees, agents and invitees will not smoke cigarettes or cigars while in the confines of the space leased by Lessee or any other area within the American Plaza Building.

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The undersigned Lessor and Lessee execute this agreement on June 23, 1999, at
Waco. McLennan County, Texas.

                                    Lessor:
                                    K-Twelve, Ltd.


                                    By: K-Twelve Management, LC, General Partner
                                    By: Kyle Deaven, President

                                        /s/ Kyle Deaven
                                       -----------------------------------------

                                    Lessee:
                                    U.S. FILTER


                                    By: /s/ Michael Skillingstad
                                       -----------------------------------------
                                       Vice President





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                                   EXHIBIT A

                                    PREMISES





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                                   EXHIBIT B

                             ADDITIONAL PROVISIONS



1. Primary Term: The Primary Term shall commence on July 1, 1999 expire on June 30, 2003.





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                                   EXHIBIT C

                                 AMERICAN PLAZA
                             RULES AND REGULATIONS

1. The entry passages, elevators and stairways may be used for ingress and egress only.

2. Space for admitting natural light into any public area of the Building shall not be covered or obstructed by Lessee except in a manner approved by Lessor.

3. Toilets and other like apparatus shall be used only for the purpose for which they were constructed. Any and all damage from misuse by Lessee shall be borne by Lessee.

4. Lessor reserves the right to determine the number of letters allowed Lessee on any directory Lessor maintains.

5. No sign, advertisement, notice, or the like, shall be used in the Building by Lessee (other than on its office doors and then only as approved by Lessor). If Lessee violates the foregoing, Lessor may remove the violation without liability and may charge all costs and expenses incurred in so doing or repairs arising therefrom to Lessee.

6. Lessee shall not throw or permit to be thrown anything out of windows or doors or down passages or elsewhere in the building, or bring or keep any pets or other animals therein, or commit or make an indecent or improper act or noise, or do or permit anything which will in any way obstruct, injure, annoy or interfere with other lessees or those having business with them, or affect any insurance rate on the building or violate any provision of any insurance policy on the Building.

7. Blinds of the quality, type, design and color designated by Lessor shall be used on all windows. All curtains, shades, screens and other fixtures may be of a quality, type, design, and color, and attached in a manner approved by Lessor.

8. Lessor will furnish Lessee with one key for the leased Premises and one magnetic card for entrance to the Building after hours. All such keys in Lessee's possession or known by Lessee to be in existence shall be delivered to Lessor at the termination of this lease. Lessee shall not place any additional locks on any door in the Building or change the existing locks, and doors leading to the corridors or main halls shall be kept closed at all times except as they may be used for ingress and egress.

9. The Premises shall not be defaced in any way. No nails shall be driven, no screws inserted, there shall be no boring or cutting for wires, and no change in electric fixtures or other appurtenances or the Premises shall be made, without the prior written consent of Lessor.



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10.  No bicycles or vehicles of any kind shall be brought into or kept in or about the premises or the lobby or halls of the Building, and no cooking shall be done or permitted by Lessee on the Premises. Lessee shall not cause or permit any unusual or objectionable odors to be produced upon or emanate from the Premises.

11. Unless specifically authorized by Lessor, employees of Lessor shall not perform nor be asked to perform work other than their regularly assigned duties.

12. Canvassing, soliciting and peddling in the Building is prohibited and Lessee shall cooperate to prevent the same.

13. All parking regulations established from time to time by Lessor shall be obeyed.

14. Lessee shall not place a load on any floor of the Premise exceeding 50 lb. per square foot. Lessor reserves the right to prescribe the weight and position of all safes and heavy equipment.

15. Lessee shall not install or use any air conditioning or heating device or system other than provided by the Lessor.


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